                                                        1998 SEMIANNUAL REPORT

                              American Strategic

                              Income Portfolio II


                              BSP



[LOGO]


          CONTENTS
      1   Fund Overview
      4   Financial Statements and Notes
     14   Investments in Securities
     18   Shareholder Update

                                                                         [LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO II

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


--------------------------------------------------------------------------------
Average Annualized Total Returns
--------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 1998

[GRAPH]

---------------------------------------------------------------------------
                                                           Since Inception
                                     One Year   Five Year      7/30/92
American Strategic Income
 Portfolio II                          9.15%      6.45%         8.01%
Lehman Brothers Mutual Fund
 Government/Mortgage Index             9.47%      7.24%         7.49%
---------------------------------------------------------------------------

The average annualized total returns for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since-inception periods ended November 30, 1998, were 11.72%, 4.71% and 6.10%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio II is comprised primarily of non-securitized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman Index is calculated from the month end following the fund's inception through November 30, 1998.

--------------------------------------------------------------------------------
                NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
--------------------------------------------------------------------------------

FUND OVERVIEW


FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio II. He has 13 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio II. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio II. He has 13 years of financial experience.


JANUARY 15, 1999

FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 1998, AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A NET ASSET VALUE TOTAL RETURN OF 4.53%, WITH MUCH OF THE RETURN ATTRIBUTABLE TO INCOME GENERATED BY THE FUND.* This compares to a 5.27% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 5.95%.* As of November 30, 1998, the fund continued to trade at a discount to net asset value; the market price was $12.00 per share with a net asset value of $13.15 per share.

ALONG WITH ITS STABLE SHARE PRICE, THE FUND CONTINUED TO PROVIDE AN ATTRACTIVE DIVIDEND. For the six-month period, dividends paid amounted to $0.505 per share. The fund's annualized distribution rate was 8.50% on the November 30 market price of $12.00 per share. Current monthly earnings of $0.0874 per share (based on an average of the three months ended November 30) would result in an annualized earnings rate of 8.74% based on the November 30 market price. Of course, past performance is no guarantee of future results, and those rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND WAS INCREASED BY 0.25 CENTS PER SHARE, BEGINNING WITH THE DIVIDEND PAID IN AUGUST, TO 8.5 CENTS PER SHARE. For most of the year, we continued to benefit from high income generated by loans held in the portfolio. This has played a major role in allowing us to hold the dividend fairly steady, even through a turbulent market.

THROUGH MUCH OF THE PERIOD, THE MARKETS WERE EXTREMELY VOLATILE. Global economic turmoil, primarily in Asia, Russia and Brazil, was a major contributor to significant declines in the equity, corporate debt and commercial mortgage-backed securities markets, particularly in August and September. Fears arose about the ability of the U.S. economy to weather the storm. As a result, investors fled

* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As a percentage of total assets on November 30, 1998

[CHART]

Single-family Loans                  32%
Private Fixed-rate
Mortgage-backed Securities            4%
U.S. Treasury Securities             19%
Short-Term Securities                 1%
Other Assets                          2%
Commercial Loans                     16%
Multifamily Loans                    26%

--------------------------------------------------------------------------------
Delinquent Loan Profile
--------------------------------------------------------------------------------

The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of November 30, 1998, based on principal amounts outstanding.

Current                            88.5%
----------------------------------------
30 Days                             5.4%
----------------------------------------
60 Days                             1.6%
----------------------------------------
90 Days                             0.6%
----------------------------------------
120+ Days                           3.9%
----------------------------------------

**   As of November 30, 1998, there were no
     multifamily or commercial loans delinquent.
--------------------------------------------------------------------------------

           1 1998 SEMIANNUAL REPORT American Strategic Income Portfolio II

FUND OVERVIEW CONTINUED

to the relative security of U.S. Treasury bonds. However, in October and November, the Federal Reserve took action to reduce interest rates, which helped to neutralize many of the concerns on domestic and international fronts. As a result, the markets rebounded during those months.

DESPITE THE TEMPORARY VOLATILITY IN THE MARKET, THE FUND MAINTAINED ITS FOCUSED STRATEGY. We continued to emphasize single-family, multifamily and commercial whole loans. These types of mortgage securities represent approximately 74% of total assets, with the remainder invested primarily in U.S. Treasury securities. Volatility in the commercial mortgage-backed securities market provided an opportunity for us to invest in mortgages with attractive yields and good credit quality.

THE HIGHER-YIELD ENVIRONMENT THAT RESULTED FROM THE MARKET'S DECLINE SLOWED MORTGAGE PREPAYMENTS IN THE PORTFOLIO. As loans in the portfolio prepay, we reinvest assets into other, often lower-yielding loans. The volatility during the summer and early fall slowed prepayment activity, which helped maintain income at attractive levels.

AN ADDITIONAL BENEFIT OF THE MARKET'S VOLATILITY WAS THE STABILIZING EFFECT IT SEEMED TO HAVE ON THE REAL ESTATE MARKET. In the first several months of 1998, equity and debt capital was flowing freely to real estate, increasing the risk of overbuilt markets. The correction in August and September slowed commercial new construction and property sales, which should help to extend the real estate cycle. That creates a better outlook in the near term for the fund.

--------------------------------------------------------------------------------
Geographical Distribution
--------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentating in one area. These percentages reflect principal value of whole loans as of November 30, 1998. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Arizona           3%
California       13%
Colorado          6%
Connecticut       1%
Florida           9%
Georgia           3%
Kentucky          2%
Maryland          1%
Massachusetts     4%
Minnesota        13%
Missouri          2%
Nevada            3%
New Jersey        1%
New Mexico        1%
New York          2%
North Dakota      2%
Ohio              1%
Oklahoma          5%
Oregon            1%
Pennsylvania      1%
Tennessee         4%
Texas            15%
Utah              1%
Vermont           1%
--------------------------------------------------------------------------------


          2  1998 SEMIANNUAL REPORT   American Strategic Income Portfolio II

FUND OVERVIEW CONTINUED

LOOKING AHEAD, OUR GREATEST CONCERN IS THE IMPACT THAT PREPAYMENTS WILL HAVE ON THE FUND'S INCOME. As we have stated in the past, loan prepayments occurring in today's interest rate environment are typically reinvested in lower-yielding securities. This will eventually result in a reduced dividend. Of course, this all depends on interest rate and market trends in the months and years to come. We continue to do all we can to find securities that offer attractive yields. In addition, the current dividend level will be supported in the short run by the fund's dividend reserve of $0.1157 per share.

WE WILL CONTINUE TO FOCUS ON CREDIT QUALITY. We always look for ways to boost the overall quality of the fund's holdings without making any significant sacrifices in income. Our active management approach has helped us to take advantage of the income potential of the whole loan market to maintain an attractive dividend yield for shareholders. We remain committed to our past practice of avoiding loans that offer a yield premium while significantly sacrificing quality. We value the faith you, our shareholders, have put in our focus on keeping credit risk to a minimum.

OVER THE PAST SIX MONTHS GAINS DUE TO FORECLOSURE AMOUNTED TO $0.003 PER SHARE. Since the fund's inception losses have amounted to $0.21 per share

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO II. We are pleased that the fund generated a competitive return and stable income through a volatile period for the markets. We appreciate your faith in our abilities and look forward to continuing to serve you in the coming year.

--------------------------------------------------------------------------------
Valuation of Whole Loan Investments
--------------------------------------------------------------------------------

The fund's investments in whole loans (single-family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.
--------------------------------------------------------------------------------


          3  1998 SEMIANNUAL REPORT   American Strategic Income Portfolio II

               Financial Statements  (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2) ........     $291,875,632
Real estate owned (identified cost: $931,004) (note 2) .....          782,671
Cash in bank on demand deposit  ............................        2,654,573
Accrued interest receivable  ...............................        2,797,813
Other assets  ..............................................           19,691
                                                              ------------------
  Total assets  ............................................      298,130,380
                                                              ------------------

LIABILITIES:
Reverse repurchase agreements payable  .....................       62,000,000
Accrued investment management fee  .........................          118,706
Accrued administrative fee  ................................           38,593
Accrued interest  ..........................................          256,056
Other accrued expenses  ....................................           18,604
                                                              ------------------
  Total liabilities  .......................................       62,431,959
                                                              ------------------
  Net assets applicable to outstanding capital stock  ......     $235,698,421
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $255,762,180
Undistributed net investment income  .......................        2,074,712
Accumulated net realized loss on investments  ..............      (31,100,214)
Unrealized appreciation of investments  ....................        8,961,743
                                                              ------------------

  Total - representing net assets applicable to capital
    stock  .................................................     $235,698,421
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost  ............     $282,765,556
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $235,698,421
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       17,928,820
Net asset value  ...........................................     $      13.15
Market price  ..............................................     $      12.00

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       1  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended November 30, 1998
 ................................................................................

INCOME:
Interest (net of interest expense of $1,815,650)  ..........     $10,833,121
Rental income from real estate owned (note 2) ..............             225
                                                              -----------------

  Total investment income  .................................      10,833,346
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee  .................................         718,324
Administrative fee  ........................................         236,053
Custodian and accounting fees  .............................          80,289
Transfer agent fees  .......................................          11,286
Reports to shareholders  ...................................          50,837
Mortgage servicing fees  ...................................         206,977
Directors' fees  ...........................................           1,653
Audit and legal fees  ......................................          61,595
Other expenses  ............................................          19,593
                                                              -----------------
  Total expenses  ..........................................       1,386,607
    Less expenses paid indirectly  .........................          (5,343)
                                                              -----------------

  Total net expenses  ......................................       1,381,264
                                                              -----------------

  Net investment income  ...................................       9,452,082
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............         113,964
Net realized gain on real estate owned  ....................          51,911
                                                              -----------------

  Net realized gain on investments  ........................         165,875
Net change in unrealized appreciation or depreciation of
  investments  .............................................         876,832
                                                              -----------------

  Net gain on investments  .................................       1,042,707
                                                              -----------------

    Net increase in net assets resulting from operations
       .....................................................     $10,494,789
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended November 30, 1998
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income  ................................     $10,833,346
Net expenses ...............................................      (1,381,264)
                                                              -----------------
  Net investment income  ...................................       9,452,082
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................         537,585
  Net amortization of bond discount and premium  ...........         204,426
  Change in accrued fees and expenses  .....................        (109,635)
  Change in other assets ...................................          17,770
                                                              -----------------
    Total adjustments ......................................         650,146
                                                              -----------------

    Net cash provided by operating activities ..............      10,102,228
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      32,171,871
Purchases of investments  ..................................     (16,511,219)
Net sales of short-term securities  ........................          65,921
                                                              -----------------

    Net cash provided by investing activities  .............      15,726,573
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements  ............     (14,000,000)
Retirement of fund shares  .................................        (217,034)
Distributions paid to shareholders  ........................      (9,063,144)
                                                              -----------------

    Net cash used by financing activities  .................     (23,280,178)
                                                              -----------------
Net increase in cash  ......................................       2,548,623
Cash at beginning of period  ...............................         105,950
                                                              -----------------

    Cash at end of period  .................................     $ 2,654,573
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase agreements
     .......................................................     $ 1,943,899
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       3  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                               SIX MONTHS ENDED
                                                                   11/30/98            YEAR ENDED
                                                                 (UNAUDITED)            5/31/98
                                                              ------------------   ------------------
OPERATIONS:
Net investment income  .....................................     $  9,452,082         $ 19,289,902
Net realized gain on investments  ..........................          165,875              952,274
Net change in unrealized appreciation or depreciation of
  investments  .............................................          876,832            7,156,805
                                                              ------------------   ------------------

  Net increase in net assets resulting from operations  ....       10,494,789           27,398,981
                                                              ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................       (9,063,144)         (18,933,808)
                                                              ------------------   ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....         (217,034)         (25,900,956)
                                                              ------------------   ------------------
  Total increase (decrease) in net assets  .................        1,214,611          (17,435,783)

Net assets at beginning of period  .........................      234,483,810          251,919,593
                                                              ------------------   ------------------

Net assets at end of period  ...............................     $235,698,421         $234,483,810
                                                              ------------------   ------------------
                                                              ------------------   ------------------

Undistributed net investment income  .......................     $  2,074,712         $  1,685,774
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       4  1998 Semiannual Report - American Strategic Income Portfolio II

                 Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

       5  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 1998, loans representing 2.7% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 6.1% of total single family principal outstanding at November 30, 1998. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $51,911 or $0.003 per share on real estate sold during the six months ended November 30, 1998.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 1998, the fund owned 14 single family homes with an aggregate value of $782,671, or 0.3% of net assets.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions which exceed net realized gains for financial statement purposes are presented as an "excess distribution" in the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

--------------------------------------------------------------------------------

       6  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated, which was acquired by U.S. Bank on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual

--------------------------------------------------------------------------------

       7  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      basis). For the six months ended November 30, 1998, the effective investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the six months ended November 30, 1998, the fund paid $24,326 for custody services to U.S. Bank Trust, an affiliate of the fund's advisor. Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended November 30, 1998, aggregated $16,306,793 and $32,171,871, respectively. Included in proceeds from sales are $705,017 from sales of real estate owned and $117,014 from prepayment penalties.

--------------------------------------------------------------------------------

       8  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 1998, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                           $  5,086,645      2003
                                             22,965,560      2004
                                                922,669      2005
                                              2,254,916      2006
                                                 36,299      2007
                                          -------------
                                           $ 31,266,089
                                          -------------
                                          -------------

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

                      The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

                      PERCENTAGE     SHARES      REPURCHASE     PROCEEDS
                       TENDERED     TENDERED       PRICE          PAID
                      ----------    ---------    ----------    -----------
                         10%        1,993,915      $12.99      $25,900,956

                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 5% of the outstanding shares as of September 9, 1998. The board of directors will review the plan every six months. The plan was last reviewed and approved by the board of directors on September 9, 1998. Pursuant to the plan, the fund repurchased and retired 18,000 shares during the six months ended November 30, 1998, which represents 0.1% of the shares outstanding. The total cost of repurchasing these shares was $217,034. The weighted average discount per share on shares purchased during the six months ended November 30, 1998 was 7.92%.

--------------------------------------------------------------------------------

       9  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                            Six Months
                                               Ended          Year       Year       Year       Year       Year
                                             11/30/98        Ended      Ended      Ended      Ended      Ended
                                          (Unaudited)(e)    5/31/98    5/31/97    5/31/96    5/31/95    5/31/94
                                          ---------------   --------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, beginning of period ...       $13.07        $12.63     $12.78     $13.00     $12.97     $14.54
                                               ------       --------   --------   --------   --------   --------
Operations:
  Net investment income ................         0.53          1.03       0.98       0.99       1.21       1.56
  Net realized and unrealized gains
    (losses) on investments ............         0.06          0.41      (0.13)        --       0.17      (1.78)
                                               ------       --------   --------   --------   --------   --------
    Total from operations ..............         0.59          1.44       0.85       0.99       1.38      (0.22)
                                               ------       --------   --------   --------   --------   --------
Distributions to shareholders:
  From net investment income ...........        (0.51)        (1.00)     (1.00)     (1.21)     (1.35)     (1.31)
  In excess of net realized gains on
    investments ........................           --            --         --         --         --      (0.04)
                                               ------       --------   --------   --------   --------   --------
    Total distributions to
      shareholders .....................        (0.51)        (1.00)     (1.00)     (1.21)     (1.35)     (1.35)
                                               ------       --------   --------   --------   --------   --------
Net asset value, end of period .........       $13.15        $13.07     $12.63     $12.78     $13.00     $12.97
                                               ------       --------   --------   --------   --------   --------
                                               ------       --------   --------   --------   --------   --------
Per-share market value, end of
  period ...............................       $12.00        $11.81     $11.38     $10.63     $11.50     $13.63
                                               ------       --------   --------   --------   --------   --------
                                               ------       --------   --------   --------   --------   --------
SELECTED INFORMATION
Total return, net asset value (a) ......         4.53%        11.74%      6.90%      7.84%     11.56%     (2.15)%
Total return, market value (b) .........         5.95%        13.02%     17.19%      2.95%     (5.38)%    (5.38)%
Net assets at end of period (in
  millions) ............................       $  236        $  234     $  252     $  255     $  262     $  265
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................         2.71%(f)      3.39%      2.56%      2.39%      3.51%      2.33%
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................         1.17%(f)      1.38%      1.45%      1.26%      1.27%      1.20%
Ratio of net investment income to
  average weekly net assets ............         8.00%(f)      7.86%      7.73%      7.63%      9.60%     10.68%
Portfolio turnover rate (excluding
  short-term securities) ...............            6%           48%        51%       105%        52%       117%
Amount of borrowings outstanding at end
  of period (in millions) ..............       $   62        $   76     $   84     $   53     $   53     $   85
Per-share amount of borrowings
  outstanding at end of period .........       $ 3.45        $ 4.23     $ 4.21     $ 2.66     $ 2.61     $ 4.16
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................       $16.60        $17.30     $16.84     $15.44     $15.61     $17.13
Asset coverage ratio (d) ...............          480%          409%       400%       581%       598%       412%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.01%, 0.07% AND 0.04% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY. FISCAL 1998 AND 1997 RATIOS INCLUDE 0.08% AND 0.18%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------

      10  1998 Semiannual Report - American Strategic Income Portfolio II

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II                                          November 30, 1998
 .....................................................................................................................

                                                             Date                                           Market
Description of Security                                    Acquired   Par Value           Cost             Value(a)
---------------------------------------------------------  --------  -----------      -------------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (24.5%):
  U.S. GOVERNMENT SECURITIES (24.5%):
    6.63%, U.S. Treasury Note, 3/31/02 ..................  9/22/98   $54,500,000(b)   $  56,019,932      $  57,797,250
                                                                                      -------------      -------------
PRIVATE MORTGAGE-BACKED SECURITIES (e) (5.1%):
  FIXED RATE (0.1%):
    6.00%, CMI Trust 1, Series 1991-1, 3/1/22 ...........  12/14/92      311,565            274,299            300,075
                                                                                      -------------      -------------

  SUBORDINATED FIXED RATE (5.0%):
    8.76%, RFC 1997-NPC1, 8/27/23                          3/27/97    11,659,275         11,698,929         11,803,734
                                                                                      -------------      -------------

      Total Private Mortgage-Backed Securities  .........                                11,973,228         12,103,809
                                                                                      -------------      -------------
WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (92.6%):
  COMMERCIAL LOANS (19.8%):
    1336 and 1360 Energy Park Drive, 7.65%, 10/1/08 .....  9/29/98     2,993,302          2,993,302          2,979,068
    Bigelow Office Building, 9.00%, 4/1/07 ..............  3/31/97     1,374,602          1,374,602          1,443,332
    Canton Commerce Center, 9.25%, 7/1/01 ...............  6/27/96     3,320,553          3,320,553          3,420,170
    Centre Point Commerce Park, 9.00%, 6/1/12 ...........   5/2/97       790,389            782,485            829,908
    Cottonwood Square, 9.30%, 5/1/04 ....................  4/16/97     2,827,816          2,827,816          2,969,207
    Doctors Medical Plaza, 8.00%, 2/1/08 ................  1/27/98       885,876            885,876            897,608
    Hillside Crossing South Shopping Center, 8.05%,
      1/1/05 ............................................  12/22/97    1,780,649          1,780,649          1,803,887
    Hillside Office Park, 7.75%, 8/1/08 .................   7/9/98       996,694            996,694            992,406
    Hollywood Plaza, 7.95%, 11/1/03 .....................  11/4/98     1,350,000          1,350,000          1,360,770
    Jamboree Building, 9.05%, 12/1/06 ...................  11/15/96    1,955,749          1,936,192          2,053,537
    Minikadha Mini Storage III, 8.72%, 8/1/09 ...........   8/1/97     2,955,744          2,955,745          3,103,532
    Minikahda Mini Storage V, 8.87%, 9/1/09 .............  8/28/98     1,896,524          1,896,524          1,991,350
    Oak Knoll Village Shopping Center, 8.80%, 7/1/05 ....  6/10/98     1,394,779          1,394,779          1,464,518

                                                             Date                                           Market
Description of Security                                    Acquired   Par Value           Cost             Value(a)
---------------------------------------------------------  --------  -----------      -------------      -------------
    One Columbia, 8.00%, 1/1/08 .........................   1/2/98   $ 1,340,665      $   1,340,665      $   1,359,082
    PennMont Office Building, 8.88%, 5/1/01 .............  4/29/96     1,353,406          1,353,406          1,392,517
    PMG Center, 9.05%, 9/1/03 ...........................  8/29/96     2,363,639          2,363,639          2,481,821
    Provident Bank Building, 8.80%, 11/1/01 .............  10/4/96     2,732,517          2,705,192          2,810,485
    Rapid Park Parking Lot, 9.00%, 9/1/07 .                 8/7/97     3,700,819          3,700,819          3,885,860
    Ridgewood Estates Mobile Home Park, 8.55%,
      12/1/00 ...........................................  11/14/95    2,068,199          2,064,832          2,098,484
    Rubin Center, 8.90%, 7/1/07 .........................  6/13/97     3,249,356          3,249,356          3,411,824
    Sundance Plaza, 7.25%, 11/1/08 ......................  10/29/98    1,200,000          1,200,000          1,183,464
    Wellington Professional Center, 8.80%, 11/1/01 ......  11/1/96     2,708,791          2,708,791          2,785,603
                                                                                      -------------      -------------
                                                                                         45,181,917         46,718,433
                                                                                      -------------      -------------

  MULTIFAMILY LOANS (33.2%):
    Arbor at Dairy Ashford Apartments I, 8.00%,
      3/1/01 ............................................   2/6/98     4,020,833          4,020,833          4,061,041
    Arbor at Dairy Ashford Apartments II, 10.00%,
      3/1/01 ............................................   2/6/98       804,167            804,167            683,319
    Autumnwood, Southern Woods, Hinton Hollow, 9.10%,
      6/1/03 ............................................  5/31/96     6,313,984          6,313,984          6,580,912
    Casa Carranza Apartments, 8.35%, 12/1/02 ............  12/1/95     3,939,266          3,899,874          4,019,837
    Chardonnay Apartments, 8.70%, 1/1/07 ................  12/18/96    4,289,921          4,268,471          4,467,821
    Chase Hill Apartments, 9.00%, 4/1/01 ................  3/31/94     3,001,617          2,984,068          3,094,619
    Deering Manor, 9.50%, 12/8/22 .......................  12/8/92     1,248,442          1,235,958          1,267,209
    Fremont Plaza Apartments, 7.50%, 7/1/08 .............   7/1/98     2,662,688          2,662,688          2,629,653
    Green Acres Apartments, 9.38%, 10/1/01 ..............   9/8/94     1,048,556          1,029,015            793,711
    Harbor View Apartments, 9.50%, 1/25/18 ..............  1/22/93       753,449            745,914            764,833
    Jaccard Apartments, 8.83%, 12/1/03 ..................  11/1/96     2,760,450          2,760,450          2,884,098

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      11  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date                                           Market
Description of Security                                    Acquired   Par Value           Cost             Value(a)
---------------------------------------------------------  --------  -----------      -------------      -------------
    Kona Kai Apartments, 8.45%, 11/1/05 .................  10/24/95  $ 1,138,714      $   1,132,506      $   1,179,187
    Newport Apartments, 9.75%, 4/1/02 ...................  3/10/95     1,343,608          1,326,813          1,397,353
    Normandale Lake Estates, 8.13%, 2/1/03 ..............  1/16/96     2,415,359          2,411,943          2,448,976
    Park Place of Venice Apartments, 10.75%, 4/1/02 .....   3/2/95     2,606,659          2,592,825          2,710,925
    Park Terrace Apartments, 8.45%, 11/1/05 .............  10/24/95    2,557,785          2,551,390          2,635,907
    Pine Village Apartments, 8.75%, 10/1/02 .............  9/15/95     3,024,563          2,997,792          3,122,120
    Primrose Apartments, 8.63%, 11/1/07 .................  10/19/95    1,088,063          1,086,355          1,130,762
    Rhode Island Chateau Apartments, 8.85%, 6/1/02 ......  5/21/97     2,802,980          2,802,980          2,774,223
    Sierra Madre Apartments, 8.40%, 7/1/02 ..............  6/16/97     1,801,016          1,801,016          1,830,225
    Skyline Apartments, 8.80%, 12/1/03 ..................  11/6/96     2,070,161          2,066,711          2,160,623
    The Gables at Westlake Apartments, 7.40%, 2/1/08 ....  1/16/98     6,454,599          6,454,599          6,342,600
    The Meadows, Fairfield Manor, Auburn Apartments,
      8.63%, 11/1/07 ....................................  10/19/95    1,684,360          1,682,722          1,753,703
    Vintage Apartments, 9.00%, 8/1/05 ...................  8/15/95     2,877,314          2,872,838          3,021,180
    Westview Apartments, 7.80%, 3/1/03 ..................  2/16/96     1,072,759          1,058,618          1,071,202
    Whispering Hills Apartments, 8.80%, 10/1/02 .........   9/8/95     2,064,957          2,040,992          2,122,990
    Whispering Hollow Apartments I, 8.00%, 3/1/01 .......   2/6/98     5,566,667          5,566,667          5,622,334
    Whispering Hollow Apartments II, 10.00%, 3/1/01 .....   2/6/98     1,113,333          1,113,333            946,024
    Windgate Apartments, 9.00%, 1/1/05 ..................  12/23/97    2,690,258          2,690,258          2,824,771
    Winterland Apartments I, 9.35%, 7/1/12 ..............   6/6/97       594,831            594,831            624,573
    Winterland Apartments II, 9.35%, 7/1/12 .............   6/6/97     1,140,093          1,140,093          1,197,098
                                                                                      -------------      -------------
                                                                                         76,710,704         78,163,829
                                                                                      -------------      -------------

                                                             Date                                           Market
Description of Security                                    Acquired   Par Value           Cost             Value(a)
---------------------------------------------------------  --------  -----------      -------------      -------------

  SINGLE FAMILY LOANS (39.6%):
    Aegis III, 8.85%, 6/13/11 ...........................  5/13/97   $ 1,884,554      $   1,838,102      $   1,911,578
    Amerivest Mortgage, 9.25%, 5/1/12 ...................  9/28/93     2,233,228          1,652,589          2,277,069
    CTX Mortgage, 9.35%, 11/23/22 .......................  11/23/92    1,664,585          1,482,662          1,692,150
    Energy Park Loans, 12.20%, 12/1/22 ..................  12/1/92       204,349            195,822            210,479
    Fairbanks III, 10.06%, 1/1/07 .......................  3/18/94       811,929            752,524            722,160
    Fairbanks IV, 8.94%, 7/3/11 .........................  11/3/94       773,891            664,599            748,038
    First Federal of Delaware, 8.43%, 2/1/18 ............  1/29/93     3,715,098(b)       3,405,506          3,731,330
    Greenwich, 9.50%, 6/16/05 ...........................  2/16/96       686,830            669,718            706,876
    Heartland Federal Savings & Loan, 11.38%,
      11/17/22 ..........................................  11/17/92      131,976            126,640            128,216
    Kentucky Central Life, 9.49%, 5/1/22 ................  2/12/93     3,136,248(b)       3,031,822          3,211,000
    Kislak, 10.01%, 6/30/20 .............................  4/14/93     4,104,959          3,840,111          4,127,965
    Maryland National Bank, 9.90%, 9/1/18 ...............  1/29/93       681,311            654,226            691,619
    McDowell, 9.87%, 12/1/20 ............................  12/11/92    2,440,774          2,441,844          2,465,572
    Merchants Bank, 10.26%, 12/1/20 .....................  12/18/92    1,215,099          1,225,088          1,251,217
    Meridian, 9.32%, 10/15/22 ...........................  10/15/92      643,906            662,375            663,230
    Meridian III, 9.33%, 12/1/20 ........................  12/21/92    3,261,358          3,109,970          3,345,171
    Minneapolis Employees Retirement Fund, 8.32%,
      2/10/14 ...........................................  4/10/96     3,770,034          3,498,258          3,753,516
    NationsBank, 8.45%, 10/1/07 .........................  12/10/92       65,396             60,818             66,731
    Neslund Properties, 9.88%, 2/1/23 ...................  1/27/93     3,497,914          3,480,602          3,598,248
    Nomura I, 9.85%, 12/16/23 ...........................  12/16/93    7,701,275          7,982,785          7,889,511
    Nomura II, 8.75%, 3/22/15 ...........................  8/22/94     9,479,891          9,022,288          8,948,112
    Nomura III, 8.59%, 8/29/17 ..........................  9/29/95    13,906,883(b)      12,031,769         13,372,124
    Norwest IV, 8.20%, 4/23/25 ..........................  5/23/96     4,623,871          4,596,128          4,628,311
    Norwest II, 7.96%, 11/27/22 .........................  2/27/96     2,523,490(b)       2,510,838          2,554,701
    Norwest VII, 7.93%, 9/24/25 .........................  2/24/97     5,691,750          5,535,254          5,717,306
    Norwest X, 7.89%, 4/1/25 ............................  3/12/98     2,330,200          2,335,788          2,329,113

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      12  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date                                           Market
Description of Security                                    Acquired   Par Value           Cost             Value(a)
---------------------------------------------------------  --------  -----------      -------------      -------------
    Norwest XIII, 7.63%, 11/1/25 ........................  10/28/98  $ 3,953,928      $   3,934,158      $   3,946,738
    Old Hickory Credit Union, 10.18%, 10/15/22 ..........  10/28/92    1,242,944          1,246,164          1,267,661
    Paine Webber, 12.43%, 10/15/20 ......................  9/17/92       310,703            276,925            300,120
    PHH U.S. Mortgage, 8.70%, 1/1/12 ....................  12/30/92    3,377,704          3,286,886          3,323,677
    President Homes 92-4, Sales Inventory, 8.25%,
      10/15/20 ..........................................  12/1/92        66,751             65,437             61,615
    President Homes 92-6, Sales Inventory, 8.13%,
      10/15/20 ..........................................   3/1/93       102,511            102,337            104,858
    President Homes 92-8, Sales Inventory, 9.30%,
      11/24/22 ..........................................   3/1/93       122,871            121,930            125,871
    Progressive Consumers Federal Credit Union, 11.36%,
      10/15/22 ..........................................  11/5/92       150,721            141,980            159,767
    Salomon, 7.86%, 12/28/16 ............................  7/28/94     2,837,084(b)       2,716,508          2,851,288
    Sears Mortgage, 8.51%, 11/18/22 .....................  11/18/92      444,237            424,245            454,294
                                                                                      -------------      -------------
                                                                                         89,124,696         93,337,232
                                                                                      -------------      -------------

      Total Whole Loans and Participation Mortgages  ....                               211,017,317        218,219,494
                                                                                      -------------      -------------
SHORT-TERM SECURITIES (1.6%):
    First American Prime Obligations Fund, 4.93% ........  11/30/98    3,755,079(f)       3,755,079          3,755,079
                                                                                      -------------      -------------

      Total Investments in Securities (g)  ..............                             $ 282,765,556      $ 291,875,632
                                                                                      -------------      -------------
                                                                                      -------------      -------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 1998, SECURITIES VALUED AT $69,660,254 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                              NAME OF BROKER
             ACQUISITION                          ACCRUED     AND DESCRIPTION
  AMOUNT        DATE        RATE*        DUE     INTEREST      OF COLLATERAL
-----------  -----------  ----------  ---------  ---------  -------------------
$53,000,000     11/2/98        5.18%    12/1/98  $ 221,157              (1)
  7,000,000     11/2/98        6.13%    12/1/98     34,538              (2)
  2,000,000    11/30/98        6.50%    12/1/98        361              (2)
-----------                                      ---------
$62,000,000                                      $ 256,056
-----------                                      ---------
-----------                                      ---------

* INTEREST RATE AS OF NOVEMBER 30, 1998. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $20,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON THE UNUSED PORTION OF A $20,000,000 LENDING COMMITMENT.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) NOMURA;
            U.S. TREASURY NOTE, 6.63%, 3/31/02, $50,000,000 PAR
         (2) NOMURA;
            FIRST FEDERAL OF DELAWARE, 8.43%, 2/1/18, $2,410,820 PAR
            KENTUCKY CENTRAL LIFE, 9.49%, 5/1/22, $70,317 PAR
            NOMURA III, 8.59%, 8/29/17, $9,352,846 PAR
            NORWEST II, 7.96%, 11/27/22, $2,500,453 PAR
            SALOMON, 7.86%, 12/28/16, $2,675,271 PAR
         (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 1998. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1998.
         (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
         BIGELOW OFFICE BUILDING - LAS VEGAS, NV
         CANTON COMMERCE CENTER - CANTON, MA
         CENTRE POINT COMMERCE PARK - ORLANDO, FL
         COTTONWOOD SQUARE - COLORADO SPRINGS, CO
         DOCTORS MEDICAL PLAZA - COLORADO SPRINGS, CO
         HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
         HILLSIDE OFFICE PARK - ELK RIVER, MN
         HOLLYWOOD PLAZA - MILWAUKIE, OR
         JAMBOREE BUILDING - COLORADO SPRINGS, CO
         MINIKADHA MINI STORAGE III - ST. PAUL, MN
         MINIKADHA MINI STORAGE V - ST. PAUL, MN
         OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
         ONE COLUMBIA - ALISO VIEJO, CA
         PENNMONT OFFICE BUILDING - ALBUQUERQUE, NM
         PMG CENTER - FORT LAUDERDALE, FL
         PROVIDENT BANK BUILDING - DESOTO, TX
         RAPID PARK PARKING LOT - MINNEAPOLIS, MN
         RIDGEWOOD ESTATES MOBILE HOME PARK - LAYTON, UT
         RUBIN CENTER - CLEARWATER, FL
         SUNDANCE PLAZA - COLORADO SPRINGS, CO
         WELLINGTON PROFESSIONAL CENTER - WELLINGTON, FL

MULTIFAMILY LOANS:
         ARBOR AT DAIRY ASHFORD APARTMENTS I - HOUSTON, TX
         ARBOR AT DAIRY ASHFORD APARTMENTS II - HOUSTON, TX
         AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN
         CASA CARRANZA APARTMENTS - MESA, AZ
         CHARDONNAY APARTMENTS - TULSA, OK
         CHASE HILL APARTMENTS - SAN ANTONIO, TX
         DEERING MANOR - NASHWAUK, MN
         FREMONT PLAZA APARTMENTS - PHOENIX, AZ
         GREEN ACRES APARTMENTS - YOUNGSTOWN, OH
         HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
         JACCARD APARTMENTS - UNIVERSITY CITY, MO
         KONA KAI APARTMENTS - PUEBLO, CO
         NEWPORT APARTMENTS - WHITE SETTLEMENT, TX
         NORMANDALE LAKE ESTATES - BLOOMINGTON, MN
         PARK PLACE OF VENICE APARTMENTS - VENICE, FL
         PARK TERRACE APARTMENTS - PUEBLO, CO
         PINE VILLAGE APARTMENTS - ATLANTA, GA AND SMYRNA, GA
         PRIMROSE APARTMENTS - GRAND FALLS, ND
         RHODE ISLAND CHATEAU APARTMENTS - ST. LOUIS PARK, MN
         SIERRA MADRE APARTMENTS - LAS VEGAS, NV
         SKYLINE APARTMENTS - KANSAS CITY, KS
         THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
         THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND VINTAGE APARTMENTS - KERMAN, CA
         WESTVIEW APARTMENTS - AUSTIN, TX
         WHISPERING HILLS APARTMENTS - NASHVILLE, TN

--------------------------------------------------------------------------------

      13  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

         WHISPERING HOLLOW APARTMENTS I - DALLAS, TX
         WHISPERING HOLLOW APARTMENTS II - DALLAS, TX
         WINDGATE APARTMENTS - LOUISVILLE, KY
         WINTERLAND APARTMENTS I - GRAND FORKS, ND
         WINTERLAND APARTMENTS II - GRAND FORKS, ND

SINGLE FAMILY LOANS:
         AEGIS III - 65 LOANS, TEXAS
         AMERIVEST MORTGAGE - 35 LOANS, MASSACHUSETTS
         CTX MORTGAGE - 18 LOANS, UNITED STATES
         ENERGY PARK LOANS - 3 LOANS, MINNESOTA
         FAIRBANKS III - 14 LOANS, WESTERN UNITED STATES
         FAIRBANKS IV - 13 LOANS, UNITED STATES
         FIRST FEDERAL OF DELAWARE - 81 LOANS, UNITED STATES
         GREENWICH - 9 LOANS, COLORADO
         HEARTLAND FEDERAL SAVINGS & LOAN - 3 LOANS, CALIFORNIA
         KENTUCKY CENTRAL LIFE - 85 LOANS, KENTUCKY
         KISLAK - 79 LOANS, CENTRAL AND SOUTHERN UNITED STATES
         MARYLAND NATIONAL BANK - 13 LOANS, EASTERN UNITED STATES
         MCDOWELL - 51 LOANS, GEORGIA
         MERCHANTS BANK - 36 LOANS, VERMONT
         MERIDIAN - 9 LOANS, CALIFORNIA AND FLORIDA
         MERIDIAN III - 62 LOANS, CALIFORNIA
         MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 109 LOANS, MINNESOTA
         NATIONSBANK - 7 LOANS, GEORGIA
         NESLUND PROPERTIES - 112 LOANS, MINNESOTA
         NOMURA I - 179 LOANS, CALIFORNIA AND TEXAS
         NOMURA II - 167 LOANS, UNITED STATES
         NOMURA III - 220 LOANS, MIDWESTERN UNITED STATES
         NORWEST IV - 32 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 26 LOANS, MIDWESTERN UNITED STATES
         NORWEST VII - 39 LOANS, MIDWESTERN UNITED STATES
         NORWEST X - 12 LOANS, MIDWESTERN UNITED STATES
         NORWEST XIII - 34 LOANS, MIDWESTERN UNITED STATES
         OLD HICKORY CREDIT UNION - 40 LOANS, TENNESSEE
         PAINE WEBBER - 8 LOANS, NEW JERSEY
         PHH U.S. MORTGAGE - 26 LOANS, UNITED STATES
         PRESIDENT HOMES 92-4, SALES INVENTORY - 1 LOAN, MICHIGAN
         PRESIDENT HOMES 92-6, SALES INVENTORY - 1 LOAN, KANSAS
         PRESIDENT HOMES 92-8, SALES INVENTORY - 2 LOANS, MIDWESTERN UNITED
           STATES
         PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION - 3 LOANS, MASSACHUSETTS
         SALOMON - 38 LOANS, NEW JERSEY
         SEARS MORTGAGE - 6 LOANS, UNITED STATES

         (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT
           BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE
           SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER
           30, 1998, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS
           $230,323,303 OR 97.7% OF TOTAL NET ASSETS.
         (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS
           ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL
           STATEMENTS.
         (g) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE
           AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF
           INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, BASED ON THIS
           COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION  .....  $  9,902,364
      GROSS UNREALIZED DEPRECIATION  .....      (940,621)
                                            ------------
        NET UNREALIZED APPRECIATION  .....  $  8,961,743
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

      14  1998 Semiannual Report - American Strategic Income Portfolio II

                 Shareholder Update
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                                 SHARES VOTED  SHARES WITHHOLDING
                                                    "FOR"      AUTHORITY TO VOTE
                                                 ------------  ------------------
                      David T. Bennett ........   13,145,145         1,608,859
                      Robert J. Dayton ........   13,159,410         1,594,594
                      Roger A. Gibson .........   13,160,094         1,593,910
                      Andrew M. Hunter III ....   13,171,527         1,582,477
                      Leonard W. Kedrowski ....   13,171,710         1,582,294
                      Robert L. Spies .........   13,171,442         1,582,562
                      Joseph D. Strauss .......   13,171,383         1,582,621
                      Virginia L. Stringer ....   13,171,977         1,582,027

                      (2) The fund's shareholders approved an interim advisory
                          agreement between the fund and Piper Capital
                          Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement. The following votes were cast regarding this matter:

                      SHARES VOTED   SHARES VOTED                   BROKER
                          "FOR"       "AGAINST"    ABSTENTIONS    NON-VOTES
                      -------------  ------------  ------------  ------------
                        13,701,373      792,387        260,242          --

                      (3) The fund's shareholders approved a new investment
                          advisory agreement between the fund and U.S. Bank. The following votes were cast regarding this matter:

                      SHARES VOTED   SHARES VOTED                   BROKER
                          "FOR"       "AGAINST"    ABSTENTIONS    NON-VOTES
                      -------------  ------------  ------------  ------------
                        13,698,589      778,115        277,299          --

                      (4) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending May 31, 1999. The following votes were cast regarding this matter:

                      SHARES VOTED   SHARES VOTED                   BROKER
                          "FOR"       "AGAINST"    ABSTENTIONS    NON-VOTES
                      -------------  ------------  ------------  ------------
                        14,487,288       92,379        174,337          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

--------------------------------------------------------------------------------

      15  1998 Semiannual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS? We do not expect any adverse impact on the advisor's ability to manage the fund.

                      Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

--------------------------------------------------------------------------------

      16  1998 Semiannual Report - American Strategic Income Portfolio II

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1998 SEMIANNUAL REPORT








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